Exhibit 99.2

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of CompuDyne Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey F. Feidelberg, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2003

                               /s/ Geoffrey F. Feidelberg
                              ----------------------------------
                               Geoffrey F. Feidelberg
                               Chief Financial Officer